UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2020

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 200
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

    On November 30, 2020, TrueCar, Inc., a Delaware corporation (the “Company”), completed the previously-announced sale (the “Divestiture”) of all of the outstanding equity interests of ALG, LLC, a Delaware limited liability company, successor by conversion to ALG, Inc., a Delaware corporation, and wholly-owned subsidiary of the Company (“ALG”), to J.D. Power, a Delaware corporation (the “Buyer”), for $112.5 million in cash (subject to customary working capital and other adjustments) pursuant to the Membership Interest Purchase Agreement, dated as of July 31, 2020 (the “Purchase Agreement”), by and among the Company, ALG and the Buyer. As previously disclosed, the Purchase Agreement provides for the Buyer to pay the Company (i) a potential cash earnout of up to $7.5 million based upon ALG’s achievement of certain revenue metrics in 2020 and (ii) a potential cash earnout of up to $15 million based upon ALG’s achievement of certain revenue metrics in 2022.

    There is no material relationship that is required to be disclosed in this Current Report on Form 8-K pursuant to Item 2.01(c) of Form 8-K.

    The foregoing description of the Divestiture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2020.

Item 7.01    Regulation FD Disclosure.

    Also on November 30, 2020, the Company issued a press release announcing the completion of the Divestiture. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

    The information in this Item 7.01 and in Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial statements and accompanying notes are filed herewith to give effect to the Divestiture and are incorporated by reference into this Item 9.01:

•Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2019, 2018 and 2017.
•Unaudited pro forma condensed consolidated balance sheet as of September 30, 2020.
•Notes to the unaudited pro forma condensed consolidated financial statements.

(d)    Exhibits.
99.1    Press Release issued by TrueCar, Inc., dated November 30, 2020.
99.2    Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUECAR, INC.

By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary

 Date:  December 3, 2020